UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 9, 2017

ENVIRONMENTAL PACKAGING TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 West by Northwest, Suite 110 Houston, Texas 77040	77040
(Address of principal executive offices)	(Zip Code)

(646) 229-3639
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A of Environmental Packaging Technologies Holdings, Inc., A Nevada corporation (the “Company,” “us,” “we,” “ours” and words of like meaning) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in forward-looking statements. These factors include, but are not limited to:

●
our financial performance, including our history of operating losses;

●
our ability to obtain additional funding to continue our operations;

●
our ability to successfully develop and commercialize our products;

●
changes in the regulatory environments of the United States and other countries in which we intend to operate;

●
our ability to attract and retain key management and marketing personnel;

●
competition from new market entrants;

●
our ability to identify and pursue development of additional products; and

●
the other factors contained in the section entitled “Risk Factors” contained in the Original Form 8-K (as defined below).

We have based the forward-looking statements contained in this Current Report on Form 8-K/A primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors including those described in the section of Original Form 8-K entitled “Risk Factors.” Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment no. 1 (the “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), on June 21, 2017 (the “Original Form 8-K”) by Environmental Packaging Technologies Holdings, Inc., a Nevada corporation (the “Company”), to provide certain financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, on or about December 28, 2016, the Company entered into an Agreement and Plan of Merger (as amended on or about March 31, 2017 (“Amendment No. 1”) and as of June 7, 2017 (“Amendment No. 2”), collectively, the “Merger Agreement”), with EPT Merger Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Environmental Packaging Technologies, Inc., a Delaware corporation, pursuant to which the parties agreed that on the closing date of the Merger, EPT would merge with and into Merger Sub, EPT would be the surviving company thereof and as a result would become a wholly-owned subsidiary of the Company. On June 9, 2017, pursuant to the Merger Agreement, Merger Sub and EPT consummated the Merger, and as a result EPT became a wholly-owned subsidiary of the Company.

The Original Form 8-K included the audit financial statements of EPT for the years ended December 31, 2016 and 2015. As EPT is deemed the accounting acquirer in connection with the Merger, the financial statements of EPT are deemed to be the historical financial statements of the Company. However, since the closing of the Merger occurred after March 31, 2017, the financial statements of the Company, prior to the closing of the Merger, are the financial statements of the Company that the Company filed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; and the Original Form 8-K is amended by this Amendment to provide the unaudited consolidated financial statements of EPT for the quarterly periods ended March 31, 2017 and 2016, which are included under Item 9.01 hereto, in accordance with the rules and regulations of the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by and to, the full text of the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 28, 2016 (as amended by (i) Amendment No. 1 thereto, was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2017, and (ii) Amendment No. 2 thereto, was filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2017). Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of EPT. In accordance with Item 9.01(a), EPT’s unaudited consolidated financial statements for the quarterly periods ended March 31, 2017 and 2016 are filed with this Current Report on Form 8-K/A following the signature page hereto as Exhibit 99.2.

Certain audited financial statements of EPT were filed with the Original Form 8-K as Exhibit 99.1.

(b) Exhibits.

Exhibit Number	Description
3.1	Articles of Incorporation (1)
3.2.	Certificate of Amendment to Articles of Incorporation (2)
3.2.1	Certificate of Amendment to Articles of Incorporation (4)
3.2.2	Certificate of Change filed February 2, 2017 (4)
3.2	By-Laws (1)
10.1
Agreement of Merger and Plan of Reorganization, dated as of December, 28 2016, by and among International Metals Streaming Corp., EPT Acquisition Corporation and Environmental Packaging Technologies, Inc. (3)

10.2	Amendment to Merger Agreement (5)
10.3	Amendment No. 2 to Merger Agreement (6)
21.1	Subsidiaries of the Registrant (7)
99.1	Audited consolidated financial statements of Environmental Packaging Technologies Holdings, Inc. for the years ended December 31, 2016 and December 31, 2015 (7)
99.2	Unaudited consolidated financial statements of Environmental Packaging Technologies, Inc. for the quarterly periods ended March 31, 2017 and 2016*
_________

*
Filed herewith
(1)
Incorporated by reference from the registrant's Registration Statement on Form S-1 filed on July 11, 2012
(2)
Incorporated by reference from the registrant's Current Report on Form 8-K filed on September 26, 2013
(3)
Incorporated by reference from the registrant's Current Report on Form 8-K filed on December 29, 2016
(4)
Incorporated by reference from the registrant's Annual Report on Form 10-K filed on February 17, 2017
(5)
Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the SEC on April 18, 2017
(6)
Incorporated by reference to the registrant’s Current Report on Form 8-K dated on June 12, 2017
(7)
Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the SEC on June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: As of October 31, 2017	ENVIRONMENTAL PACKAGING TECHNOLOGIES HOLDINGS, INC. (Registrant) By: /s/ David Skriloff David Skriloff Chief Executive Officer